Exhibit 24.1

Hibbett Sports, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints David M. Benck and Elaine V. Rodgers his true and lawful attorneys-in-fact and agent, each with full power of substitution and the power to act alone without the other, to execute on his behalf, in his name place and stead, in his capacity as a director and/or officer of Hibbett Sports, Inc. (the "Company"), and to file any documents referred to below relating to the registration of shares of Company Common Stock to be issued pursuant to the Company's 2015 Director Deferred Compensation Plan, the 2015 Employee Stock Purchase Plan and the 2015 Equity Incentive Plan, such documents being (i) one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission under the Securities Act of 1933; (ii) such registrations with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; (iii) any and all exhibits and other documents required to be filed with respect thereto with any regulatory authority; and (iv) any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.
The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he or she might or could do in person.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28TH day of May, 2015.

/s/ Jeffry O. Rosenthal
Jeffry O. Rosenthal
Chief Executive Officer, President and Director

Hibbett Sports, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints David M. Benck and Elaine V. Rodgers his true and lawful attorneys-in-fact and agent, each with full power of substitution and the power to act alone without the other, to execute on his behalf, in his name place and stead, in his capacity as a director and/or officer of Hibbett Sports, Inc. (the "Company"), and to file any documents referred to below relating to the registration of shares of Company Common Stock to be issued pursuant to the Company's 2015 Director Deferred Compensation Plan, the 2015 Employee Stock Purchase Plan and the 2015 Equity Incentive Plan, such documents being (i) one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission under the Securities Act of 1933; (ii) such registrations with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; (iii) any and all exhibits and other documents required to be filed with respect thereto with any regulatory authority; and (iv) any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.
The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he or she might or could do in person.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28TH day of May, 2015.

/s/ Scott J. Bowman
Scott J. Bowman
Senior Vice President and Chief Financial Officer

Hibbett Sports, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints David M. Benck and Elaine V. Rodgers his true and lawful attorneys-in-fact and agent, each with full power of substitution and the power to act alone without the other, to execute on his behalf, in his name place and stead, in his capacity as a director and/or officer of Hibbett Sports, Inc. (the "Company"), and to file any documents referred to below relating to the registration of shares of Company Common Stock to be issued pursuant to the Company's 2015 Director Deferred Compensation Plan, the 2015 Employee Stock Purchase Plan and the 2015 Equity Incentive Plan, such documents being (i) one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission under the Securities Act of 1933; (ii) such registrations with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; (iii) any and all exhibits and other documents required to be filed with respect thereto with any regulatory authority; and (iv) any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.
The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he or she might or could do in person.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28TH day of May, 2015.

/s/ Michael J. Newsome
Michael J. Newsome
Chairman of the Board and Director

Hibbett Sports, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints David M. Benck and Elaine V. Rodgers his true and lawful attorneys-in-fact and agent, each with full power of substitution and the power to act alone without the other, to execute on his behalf, in his name place and stead, in his capacity as a director and/or officer of Hibbett Sports, Inc. (the "Company"), and to file any documents referred to below relating to the registration of shares of Company Common Stock to be issued pursuant to the Company's 2015 Director Deferred Compensation Plan, the 2015 Employee Stock Purchase Plan and the 2015 Equity Incentive Plan, such documents being (i) one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission under the Securities Act of 1933; (ii) such registrations with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; (iii) any and all exhibits and other documents required to be filed with respect thereto with any regulatory authority; and (iv) any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.
The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he or she might or could do in person.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28TH day of May, 2015.

/s/ Alton E. Yother
Alton E. Yother
Director

Hibbett Sports, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints David M. Benck and Elaine V. Rodgers her true and lawful attorneys-in-fact and agent, each with full power of substitution and the power to act alone without the other, to execute on her behalf, in her name place and stead, in her capacity as a director and/or officer of Hibbett Sports, Inc. (the "Company"), and to file any documents referred to below relating to the registration of shares of Company Common Stock to be issued pursuant to the Company's 2015 Director Deferred Compensation Plan, the 2015 Employee Stock Purchase Plan and the 2015 Equity Incentive Plan, such documents being (i) one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission under the Securities Act of 1933; (ii) such registrations with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; (iii) any and all exhibits and other documents required to be filed with respect thereto with any regulatory authority; and (iv) any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.
The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he or she might or could do in person.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28TH day of May, 2015.

/s/ Jane F. Aggers
Jane F. Aggers
Director

Hibbett Sports, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints David M. Benck and Elaine V. Rodgers his true and lawful attorneys-in-fact and agent, each with full power of substitution and the power to act alone without the other, to execute on his behalf, in his name place and stead, in his capacity as a director and/or officer of Hibbett Sports, Inc. (the "Company"), and to file any documents referred to below relating to the registration of shares of Company Common Stock to be issued pursuant to the Company's 2015 Director Deferred Compensation Plan, the 2015 Employee Stock Purchase Plan and the 2015 Equity Incentive Plan, such documents being (i) one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission under the Securities Act of 1933; (ii) such registrations with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; (iii) any and all exhibits and other documents required to be filed with respect thereto with any regulatory authority; and (iv) any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.
The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he or she might or could do in person.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28TH day of May, 2015.

/s/ Anthony F. Crudele
Anthony F. Crudele
Director

Hibbett Sports, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints David M. Benck and Elaine V. Rodgers his true and lawful attorneys-in-fact and agent, each with full power of substitution and the power to act alone without the other, to execute on his behalf, in his name place and stead, in his capacity as a director and/or officer of Hibbett Sports, Inc. (the "Company"), and to file any documents referred to below relating to the registration of shares of Company Common Stock to be issued pursuant to the Company's 2015 Director Deferred Compensation Plan, the 2015 Employee Stock Purchase Plan and the 2015 Equity Incentive Plan, such documents being (i) one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission under the Securities Act of 1933; (ii) such registrations with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; (iii) any and all exhibits and other documents required to be filed with respect thereto with any regulatory authority; and (iv) any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.
The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he or she might or could do in person.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28TH day of May, 2015.

/s/ Terrance G. Finley
Terrance G. Finley
Director

Hibbett Sports, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints David M. Benck and Elaine V. Rodgers his true and lawful attorneys-in-fact and agent, each with full power of substitution and the power to act alone without the other, to execute on his behalf, in his name place and stead, in his capacity as a director and/or officer of Hibbett Sports, Inc. (the "Company"), and to file any documents referred to below relating to the registration of shares of Company Common Stock to be issued pursuant to the Company's 2015 Director Deferred Compensation Plan, the 2015 Employee Stock Purchase Plan and the 2015 Equity Incentive Plan, such documents being (i) one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission under the Securities Act of 1933; (ii) such registrations with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; (iii) any and all exhibits and other documents required to be filed with respect thereto with any regulatory authority; and (iv) any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.
The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he or she might or could do in person.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28TH day of May, 2015.

/s/ Albert C. Johnson
Albert C. Johnson
Director

Hibbett Sports, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints David M. Benck and Elaine V. Rodgers his true and lawful attorneys-in-fact and agent, each with full power of substitution and the power to act alone without the other, to execute on his behalf, in his name place and stead, in his capacity as a director and/or officer of Hibbett Sports, Inc. (the "Company"), and to file any documents referred to below relating to the registration of shares of Company Common Stock to be issued pursuant to the Company's 2015 Director Deferred Compensation Plan, the 2015 Employee Stock Purchase Plan and the 2015 Equity Incentive Plan, such documents being (i) one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission under the Securities Act of 1933; (ii) such registrations with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; (iii) any and all exhibits and other documents required to be filed with respect thereto with any regulatory authority; and (iv) any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.
The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he or she might or could do in person.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15TH day of May, 2015.

/s/ Carl Kirkland
Carl Kirkland
Director

Hibbett Sports, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints David M. Benck and Elaine V. Rodgers his true and lawful attorneys-in-fact and agent, each with full power of substitution and the power to act alone without the other, to execute on his behalf, in his name place and stead, in his capacity as a director and/or officer of Hibbett Sports, Inc. (the "Company"), and to file any documents referred to below relating to the registration of shares of Company Common Stock to be issued pursuant to the Company's 2015 Director Deferred Compensation Plan, the 2015 Employee Stock Purchase Plan and the 2015 Equity Incentive Plan, such documents being (i) one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission under the Securities Act of 1933; (ii) such registrations with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; (iii) any and all exhibits and other documents required to be filed with respect thereto with any regulatory authority; and (iv) any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.
The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he or she might or could do in person.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28TH day of May, 2015.

/s/ Ralph T. Parks
Ralph T. Parks
Director

Hibbett Sports, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints David M. Benck and Elaine V. Rodgers his true and lawful attorneys-in-fact and agent, each with full power of substitution and the power to act alone without the other, to execute on his behalf, in his name place and stead, in his capacity as a director and/or officer of Hibbett Sports, Inc. (the "Company"), and to file any documents referred to below relating to the registration of shares of Company Common Stock to be issued pursuant to the Company's 2015 Director Deferred Compensation Plan, the 2015 Employee Stock Purchase Plan and the 2015 Equity Incentive Plan, such documents being (i) one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission under the Securities Act of 1933; (ii) such registrations with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; (iii) any and all exhibits and other documents required to be filed with respect thereto with any regulatory authority; and (iv) any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.
The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he or she might or could do in person.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28TH day of May, 2015.

/s/ Thomas A. Saunders III
Thomas A. Saunders III
Director

END OF EXHIBIT 24.1